SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  BioTime, Inc.
                 ______________________________________________
                (Name of Registrant as Specified In Its Charter)

      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)       Title of each class of securities to which transaction applies:

           ____________________________________


      2) Aggregate number of securities to which transaction applies:

           ____________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ____________________________________

      4) Proposed maximum aggregate value of transaction:

           _____________________________________

      5) Total fee paid:

           _____________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

          _______________________________
1
      2) Form, Schedule or Registration Statement No.:

          _______________________________

      3) Filing Party:

          _______________________________

      4) Date Filed:

          _______________________________

                              [BIOTIME LETTERHEAD]



                                  June 10, 1999


Dear Shareholder:

         You are cordially invited to attend the 1998 Annual Meeting of Shareholders of BioTime, Inc. which will be held on Friday, July 16, 1999 at 10:00 a.m. at the Radisson Hotel Berkeley Marina, 200 Marina Boulevard, Berkeley, California.

         The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations and there will be an opportunity for discussion concerning the Company and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

         I look forward to personally meeting all shareholders who are able to attend.



                                   Paul Segall, Ph. D.
                                   Chairman and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held July 16, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioTime, Inc. (the "Company") will be held at the Radisson Hotel Berkeley Marina, 200 Marina Boulevard, Berkeley, California, on July 16, 1999 at 10:00 a.m. for the following purposes:

         2. To elect eight (8) directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

         3. To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for the fiscal year ending December 31, 1999; and

         4. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

         The Board of Directors has fixed the close of business on June 4, 1999 as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

         Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares of stock may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.


                                       By Order of the Board of Directors,



                                       Judith Segall
                                       Vice President and Secretary




Berkeley, California
June 10, 1999

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on July 16, 1999

[PG NUMBER]


         The accompanying proxy is solicited by the Board of Directors of BioTime, Inc., a California corporation (the "Company" or "BioTime") having its principal offices at 935 Pardee Street, Berkeley, California 94710, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 10:00 a.m. on Friday, July 16, 1999 at the Radisson Hotel Berkeley Marina, 200 Marina Boulevard, Berkeley, California. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies. If no direction is indicated, such shares will be voted FOR (1) each nominee for election as director, and (2) approval of the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending December 31, 1999.

(2) The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: matters that the Company's Board of Directors does not know a reasonable time before the Meeting are to be presented at the Meeting; and matters incidental to the conduct of the Meeting. Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders, and as of the date of this Proxy Statement, no shareholder has notified the Company of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the enclosed form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

         Only shareholders of record at the close of business on June 4, 1999 are entitled to notice of and to vote at the Meeting. On that date, there were 10,819,733 of the Company's Common Shares issued and outstanding, which constitutes the only class of voting securities of the Company outstanding. Each of the Company's Common Shares is entitled to one vote in the election of directors and in all other matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of Common Shares owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

         Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked, or by voting in person at the Meeting. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy, but attendance at the Meeting will not revoke a proxy unless the shareholder votes in person.

         The Company will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone and telegram by directors, officers and employees of the Company, who will undertake such activities without additional compensation. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Shares held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

         This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's shareholders on or about June 10, 1999.

                              ELECTION OF DIRECTORS

         At the Meeting, eight directors will be elected to hold office for a one-year term until the 1999 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below are incumbent directors.

         It is the intention of the persons named in the enclosed proxy, unless such proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors.

Directors and Nominees

         Paul Segall, Ph.D., 56, is the Chairman and Chief Executive Officer and has served as a director of the Company since 1990. He was a research scientist for Cryomedical Sciences, Inc. ("CMSI") and a member of its Board of Directors from 1987 to December 1990, serving as Director of Research and Vice President of Research for CMSI, from April 1988 until 1989. Dr. Segall received a Ph.D. in Physiology from the University of California at Berkeley in 1977.

         Ronald S. Barkin, 53, became President of BioTime during October, 1997, after serving as Executive Vice President since April 1997. Mr. Barkin has been a director of the Company since 1990. Before becoming an executive officer of the Company, Mr. Barkin practiced civil and corporate law for more than 25 years after getting a J.D. from Boalt Hall, University of California at Berkeley.

         Victoria Bellport, 33, is the Chief Financial Officer and Vice President and has been a director of the Company since 1990. Ms. Bellport received a B.A. in Biochemistry from the University of California at Berkeley in 1988.

         Hal Sternberg, Ph.D., 45, is the Vice President of Research and has been a director of the Company since 1990. He was a research scientist for CMSI from 1987 to December 1990, serving as Vice President of Biochemistry for CMSI from November 1987 to 1989. Dr. Sternberg was a visiting scientist and research associate at the University of California at Berkeley from 1985_1988, where he supervised a team of researchers studying Alzheimer's Disease. Dr. Sternberg received his Ph.D. from the University of Maryland in Biochemistry in 1982.

         Harold Waitz, Ph.D., 57, is the Vice President of Engineering and Regulatory Affairs and has been a director of the Company since 1990. He was a research scientist for CMSI from 1987 to December 1990, serving as Vice President of Technology for CMSI from November 1987 to 1989. From 1986_1988, Dr. Waitz served as Vice President of Research at the Winters Institute, a non_profit biomedical research institution, at which Dr. Waitz studied arteriosclerosis in primates. He received his Ph.D. in Biophysics and Medical Physics from the University of California at Berkeley in 1983.

         Judith Segall, 45, is the Vice President of Technology and Secretary, and has been a director of the Company from 1990 through 1994, and from 1995 through the present date. She performed services on a contract basis as a biochemist for CMSI during 1989, until the formation of BioTime. Ms. Segall received a B.S. in Nutrition and Clinical Dietetics from the University of California at Berkeley in 1989.

         Jeffrey B. Nickel, Ph.D., 55, joined the Board of Directors of the Company during March 1997. Dr. Nickel is the President of Nickel Consulting through which he has served as a consultant to companies in the pharmaceutical and biotechnology industries since 1990. Prior to starting his consulting business, Dr. Nickel served in a number of management positions for Syntex
Corporation and Merck & Company. Dr. Nickel received his Ph.D. in Organic Chemistry from Rutgers University in 1970.

         Milton H. Dresner, 73, joined the Board of Directors of the Company during February 1998. Mr. Dresner is Co-Chairman of the Highland Companies, a diversified organization engaged in the development and ownership of residential and industrial real estate. Mr. Dresner serves as a director of Avatar Holdings, Inc., a real estate development company, and Childtime Learning Centers, Inc., a child care and pre-school education services company.

Executive Officers

         Paul Segall, Ronald S. Barkin, Victoria Bellport, Hal Sternberg, Harold Waitz and Judith Segall are the only executive officers of BioTime.

         There are no family relationships among the directors or officers of the Company, except that Paul Segall and Judith Segall are husband and wife.




Directors' Meetings, Compensation and Committees of the Board

         The Board of Directors has an Audit Committee, the members of which are Jeffrey Nickel and Milton Dresner. The purpose of the Audit Committee is to recommend the engagement of the Company's independent auditors and to review their performance, the plan, scope and results of the audit, and the fees paid to the independent auditors. The Audit Committee also will review the Company's accounting and financial reporting procedures and controls and all transactions between the Company and its officers, directors, and shareholders who beneficially own 5% or more of the Common Shares.

         The Company does not have a standing Nominating Committee. Nominees to the Board of Directors are selected by the entire Board.

         The Board of Directors has a Stock Option Committee that administers the Company's 1992 Stock Option Plan and makes grants of options to key employees, consultants, scientific advisory board members and independent contractors of the Company, but not to officers or directors of the Company. The members of the Stock Option Committee are Paul Segall, Ronald S. Barkin, and Victoria Bellport. The Stock Option Committee was formed during September 1992.

          During the fiscal year (six months) ended December 31, 1998, the Board of Directors met three times. No director attended fewer than 75% of the meetings of the Board or any committee on which they served.

          Directors of the Company who are not employees receive an annual fee of $20,000, which may be paid in cash or in Common Shares, at the election of the director. Directors may also receive grants of stock options under the Company's 1992 Stock Option Plan. Directors of the Company and members of committees of the Board of Directors who are employees of the Company are not compensated for serving as directors or attending meetings of the Board or committees of the Board. Directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board. Directors who are employees of the Company are also entitled to receive compensation in such capacity.

Executive Compensation

          The Company has entered into five-year employment agreements (the "Employment Agreements") with Paul Segall, the Chairman and Chief Executive Officer; Victoria Bellport, the Chief Financial Officer; Judith Segall, Vice President of Technology and Corporate Secretary; Hal Sternberg, Vice President of Research; and Harold Waitz, Vice President of Engineering and Regulatory Affairs. The Employment Agreements will expire on December 31, 2000 but may terminate prior to the end of the term if the employee (1) dies, (2) leaves the Company, (3) becomes disabled for a period of 90 days in any 150 day period, or
(4) is discharged by the Board of Directors for failure to carry out the reasonable policies of the Board, persistent absenteeism, or a material breach of a covenant. Under the Employment Agreements, as amended, the executive officers are presently receiving an annual salary of $156,000, and will receive a one-time cash bonus of $25,000 if the Company receives at least $1,000,000 of equity financing from a pharmaceutical company.

          In the event of the executive officer's death during the term of his or her Employment Agreement, the Company will pay his or her salary to his or her estate for a period of six months or until December 31, 2000, whichever first occurs. In the event that the executive officer's employment terminates, voluntarily or involuntarily, after a change in control of the Company through an acquisition of voting stock, an acquisition of the Company's assets, or a merger or consolidation of the Company with another corporation or entity, the executive officer will be entitled to severance compensation equal to the greater of (a) 2.99 times his or her average annual compensation for the preceding five years and (b) the balance of his or her base salary for the unexpired portion of the term of his Employment Agreement.

         The Company also entered into a similar Employment Agreement with Ronald S. Barkin, President of the Company. Mr. Barkin's Employment Agreement commenced on April 1, 1997 and expires on March 31, 2002.

         Each executive officer has also executed an Intellectual Property Agreement which provides that the Company is the owner of all inventions developed by the executive officer during the course of his or her employment.

Insider Participation in Compensation Decisions

         The Board of Directors does not have a standing Compensation Committee. Instead, the Board of Directors as a whole approves all executive compensation. All of the executive officers of the Company serve on the Board of Directors but do not vote on matters pertaining to their own personal compensation. Paul Segall and Judith Segall do not vote on matters pertaining to each other's compensation.

Board of Directors Report on Executive Compensation

         The compensation policies implemented by the Board of Directors have been influenced by the need to attract and retain executives with the scientific and management expertise to conduct the Company's product development program in a highly competitive industry dominated by larger, more highly capitalized companies. Executive compensation is also influenced by the cost of living in the San Francisco Bay Area. Executive compensation may be composed of three major components: (i) base salary; (ii) annual variable performance awards payable in cash and tied to the Company's attainment of corporate objectives and the officer's achievement of personal goals; and (iii) long-term stock-based incentive awards (stock options) designed to strengthen the mutuality of interests between the executive officers and the Company's shareholders.

         The Company entered into five-year employment agreements with each of its executive officers in order to assure that their services would continue to be available at a pre-determined base salary during a critical period in the development of the Company's products and technology. The base salaries fixed by the Employment Agreements were raised during May 1999 to bring them within the median salary range for small to medium market capitalization biotechnology and drug development companies in the same geographic area as the Company.

         An annual bonus may be earned by each executive officer based upon the achievement of personal and Company performance goals. Because the Company is in the development stage, the use of performance milestones based upon profit levels and return on equity as the basis for such incentive compensation is not considered appropriate. Instead, the incentive awards have been tied to the achievement of personal and corporate performance targets. The Company performance goals vary from year to year according to the stage of the Company's operations. Important milestones that have been considered by the Board of Directors in determining incentive bonuses have been (i) procurement of additional capital, (ii) licensing Company products, (iii) completing specified research and development goals, and (iv) achievement of certain organizational goals. Personal goals are related to the functional responsibility of each executive officer. The Board of Directors as a whole determines whether or not each Company performance goal has been achieved. During the fiscal year ended December 31, 1998 (six months), the Board of Directors did not award any cash bonuses or grant any stock options to the executive officers.

          The following table summarizes certain information concerning the compensation paid to the Company's five most highly compensated executive officers during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE




                                                  Annual Compensation                  Long-Term Compensation
                                                  -------------------                  ----------------------
                                                                                                 Stock Options
Name and Principal Position                Year Ended              Salary($)        Bonus           (Shares)
---------------------------                ----------              --------         -----        -------------
Paul Segall                               December 31, 1998        $49,500*
Chairman and Chief Executive Officer      June 30, 1998            $95,500          $50,000           __
                                          June 30, 1997            $90,583           __               __
                                          June 30, 1996            $76,041           __               __


Hal Sternberg
Vice President of Research                December 31, 1998        $49,500*
                                          June 30, 1998            $95,500          $25,000           __
                                          June 30, 1997            $90,583          $25,000           __
                                          June 30, 1996            $76,041           __               __


Harold Waitz                              December 31, 1998        $49,500*
Vice President of Engineering and         June 30, 1998            $95,500           __               __
Regulatory Affairs                        June 30, 1997            $90,583          $50,000           __
                                          June 30, 1996            $76,041           __               __


Victoria Bellport                         December 31, 1998        $49,500*
Vice President and                        June 30, 1998            $95,500          $25,000           __
Chief Financial Officer                   June 30, 1997            $90,583          $25,000           __
                                          June 30, 1996            $76,041           __               __


Judith Segall                             December 31, 1998        $49,500*
Vice President and Corporate Secretary    June 30, 1998            $95,500          $25,000           __
                                          June 30, 1997            $90,583          $25,000           __
                                          June 30, 1996            $76,041           __               __


*During 1998,  the Company  changed its fiscal year end from June 30 to December
31. The amounts of base salary shown in the table for the year ended December 31, 1998 reflect a short (six month) fiscal year.

Stock Options

         None of the Company's five most highly compensated executive officers exercised any stock options or held any unexercised options during the fiscal year ended December 31, 1998.


Certain Relationships and Related Transactions

          During the six months ended December 31, 1998, $6,119 in fees for consulting services was paid to Jeffrey B. Nickel, a member of the Board of Directors.

         During September 1995, the Company entered into an agreement for financial advisory services with Greenbelt Corp., a corporation controlled by Alfred D. Kingsley and Gary K. Duberstein. Under this agreement the Company issued to the financial advisor warrants to purchase 311,276 Common Shares at a price of $1.93 per share, and the Company agreed to issue additional warrants to purchase up to an additional 622,549 Common Shares at a price equal to the greater of (a) 150% of the average market price of the Common Shares during the three months prior to issuance and (b) $2 per share. The additional warrants were issued in equal quarterly installments over a two year period, beginning October 15, 1995. The exercise price and number of Common Shares for which the warrants may be exercised are subject to adjustment to prevent dilution in the event of a stock split, combination, stock dividend, reclassification of shares, sale of assets, merger or similar transaction. The warrants are exercisable at the following prices: 466,912 at $1.93 per share; 77,818 at $2.35 per share; 77,818 at $9.65 per share; 77,818 at $9.42 per share; 77,818 at $10.49 per share; 77,818 at $15.74 per share; and 77,818 at $13.75 per share. The number of shares and exercises prices shown have been adjusted for the Company's subscription rights distributions during January 1997 and February 1999 and the payment of a stock dividend during October 1997.

         Under the agreement, upon the request of Greenbelt Corp., the Company will file a registration statement to register the warrants and underlying Common Shares for sale under the Securities Act of 1933, as amended (the "Act") and applicable state securities or "Blue Sky" laws. The Company will bear the expenses of registration, other than any underwriting discounts that may be incurred by Greenbelt Corp. in connection with a sale of the warrants or Common Shares. The Company is not obligated to file more than two such registration statements, other than registration statements on Form S-3. Greenbelt Corp. also is entitled to include warrants and Common Shares in any registration statement filed by the Company to register other securities for sale under the Act.

         During April 1998, the Company entered into a new financial advisory services agreement with Greenbelt Corp. The new agreement provides for an initial payment of $90,000 followed by an advisory fee of $15,000 per month that will be paid quarterly. The agreement will expire on March 31, 2000, but either party may terminate the agreement earlier upon 30 days prior written notice.

         The Company has agreed to reimburse Greenbelt Corp. for all reasonable out-of-pocket expenses incurred in connection with its engagement as financial advisor, and to indemnify Greenbelt Corp. and the officers, affiliates, employees, agents, assignees, and controlling person of Greenbelt Corp. from any liabilities arising out of or in connection with actions taken on behalf of the Company under the agreement.

Comparison of Shareholder Return

         The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment of dividends) of the Company's Common Shares with the cumulative total returns of the Nasdaq Stock Market Index, the BioCentury 100 Stock Index, and the Hambrecht & Quist Biotechnology Index. The BioCentury 100 Stock Index includes many companies in an early stage of development that have a market capitalization similar to BioTime's. The graph covers the period from July 1, 1993, the first day of the Company's fifth preceding fiscal year, through the fiscal year ended December 31, 1998.

[Graph]

         The graph assumes that $100 was invested on July 1, 1993 in the Company's Common Shares and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Shares.

 Measurement Period        BioTime    BioCentury     H&Q BioTech    NASDAQ
(Fiscal Year Covered)      Shares       100            Index       US Index
---------------------      ------    -----------       -----       --------

 July 1, 1993              100.00      100.00          100.00       100.00
 June 30, 1994              30.49       91.96           95.57       100.96
 June 30, 1995              17.07      121.95          129.06       134.77
 June 30, 1996             221.95      178.93          167.86       173.03
 June 30, 1997             321.95      189.34          175.18       210.38
 June 30, 1998             183.11      202.47          187.97       277.69
 December 31, 1998         509.04      272.73          267.29       324.12

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth information as of June 1, 1999 concerning beneficial ownership of Common Shares by each shareholder known by the Company to be the beneficial owner of 5% or more of the Company's Common Shares, and the Company's executive officers and directors. Information concerning certain beneficial owners of more than 5% of the Common Shares is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G.

                                            Number of          Percent of
                                              Shares             Total
                                              ------             -----

Alfred D. Kingsley (1)
Gary K. Duberstein
Greenbelt Corp.
Greenway Partners, L.P.
Greenhouse Partners, L.P.
  277 Park Avenue, 27th Floor
  New York, New York 10172                   1,365,642             11.6

Paul and Judith Segall (2)                     745,408              6.9

Harold D. Waitz (3)                            524,166              4.8

Hal Sternberg                                  502,043              4.6

Victoria Bellport                              205,978              1.9

Ronald S. Barkin (4)                           192,761              1.7

Jeffrey B. Nickel (5)                           25,000               *

Milton H. Dresner (6)                           29,063               *

All officers and directors
as a group (8 persons)(4)(5)(6)              2,224,419             20.2%
---------------------------

*        Less than 1%

(1) Includes 933,825 Common Shares issuable upon the exercise of certain warrants owned beneficially by Greenbelt Corp and 59,730 Common Shares owned by Greenbelt Corp. Mr. Kingsley and Mr. Duberstein may be deemed to beneficially own the warrant shares that Greenbelt Corp. beneficially owns. Includes 90,750 Common Shares owned by Greenway Partners, L.P. The general partner of Greenway Partners, L.P. is Greenhouse Partners, L.P. Mr. Kingsley, Mr. Duberstein, and Greenhouse Partners, L.P. may be deemed to beneficially own the Common Shares that Greenway Partners, L.P. beneficially owns. Includes 270,442 Common Shares owned solely by Mr. Kingsley, as to which Mr. Duberstein disclaims beneficial ownership. Includes 10,895 Common Shares owned solely by Mr. Duberstein, as to which Mr. Kingsley disclaims beneficial ownership.

(2) Includes 543,245 shares held of record by Paul Segall and 202,163 shares held of record by Judith Segall.

(3)    Includes 2,100 shares held for the benefit of Dr. Waitz's minor children.

(4) Includes 135,000 Common Shares issuable upon the exercise of certain stock options.

(5) Includes 25,000 Common Shares issuable upon the exercise of certain stock options.

(6) Includes 10,000 Common Shares issuable upon the exercise of certain stock options and 396 Common Shares that Mr. Dresner may acquire in lieu of a cash payment of his director's fees within the next sixty days.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under Section 16(a).

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 1998.


            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of Deloitte & Touche LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 1999. Deloitte & Touche LLP has served as the Company's independent accountants since 1991. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of Deloitte & Touche LLP to audit the Company's consolidated financial statements. A representative of Deloitte & Touche LLP will attend the Meeting, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

 The Board of Directors Recommends a Vote "FOR" Ratification of the Selection of
         Deloitte & Touche LLP as the Company's Independent Accountants


                            PROPOSALS OF SHAREHOLDERS

         Shareholders of the Company who intend to present a proposal for action at the 1999 Annual Meeting of Shareholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than March 20, 2000 for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting.


                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1998, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of the Company

                                    By Order of the Board of Directors,


                                    Paul Segall, Ph.D.
                                    President and Chief Executive Officer


June 10, 1999

                        HOW TO ATTEND THE ANNUAL MEETING

         If you are a "shareholder of record" (meaning that you have a stock certificate registered in your own name), your name will appear on the Company's shareholder list. You will be admitted to the Meeting upon showing your proxy card, driver's license, or other identification.

         If you are a "street name" shareholder (meaning that your shares are held in account at a broker-dealer firm) your name will not appear on the Company's shareholder list. If you plan to attend the Meeting, you should ask your broker for a "legal proxy." You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your proxy statement, but that form can only be used by your broker to vote your shares, and it is not a "legal proxy" that will permit you to vote your shares directly at the Meeting. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own BioTime stock. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker, before the Meeting, the proxy form that accompanied your proxy statement.


                                   DIRECTIONS

     Radisson Hotel Berkeley Marina, 200 Marina Blvd., Berkeley, California

From San Francisco:
-------------------

Take 101 North to I-80 East staying left once over and across the Bay Bridge. Exit at University Ave. Make a U-Turn at the first traffic light (6th St.) You will be heading West toward the Bay on University. Make a right on Marina Blvd. Hotel entrance is about one quarter mile ahead on your left.

From Oakland:
-------------

Take Hwy 880 North to I-80 East Berkeley. Exit at University Ave. Make a U-Turn at the first traffic light (6th St.) You will be heading West toward the Bay on University. Make a right on Marina Blvd. Hotel entrance is about one quarter of a mile ahead on your left.

From Sacramento:
----------------

Take I-80 West to Berkeley. Exit at University Ave. Make the first left at the stop sign after looping around the exit ramp onto University Ave. Make a right onto Marina Blvd. Hotel entrance is about one quarter of a mile ahead on your left.

                             PROXY FOR BIOTIME, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                  July 16, 1999

                This Proxy is Solicited by the Board of Directors

         The undersigned appoints Paul Segall and Ronald S. Barkin, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of BioTime, Inc. on July 16, 1999 and any adjournment thereof and to represent and vote all BioTime, Inc. Common Shares standing in the name of the undersigned upon the books of the corporation.

DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS NUMBERED 1 AND 2

1)  ELECTION OF  [ ]   FOR all nominees listed    [ ]  WITHHOLD AUTHORITY  [ ]
    DIRECTORS          at right (except as marked      to vote for all
                       to the contrary below)          nominees listed at right.



NOMINEES: RONALD S. BARKIN; VICTORIA BELLPORT; MILTON H. DRESNER;
JEFFREY B. NICKEL; JUDITH SEGALL; PAUL SEGALL; HAL STERNBERG; HAROLD WAITZ

**To withhold authority to vote for any individual nominee, draw a line through that person's name**

                                              FOR         AGAINST       ABSTAIN



2) RATIFYING THE APPOINTMENT OF INDEPENDENT   [ ]           [ ]           [ ]
   ACCOUNTANTS

               The  persons  named  as proxy  may also  vote on
                such other  business as may  properly  come
                before  the  Meeting  or  any   adjournment
                thereof.


                        [ ]     WISH TO ATTEND AND
                                VOTE SHARES AT MEETING


Please sign exactly as
your shares are registered.       _______________________     __________________
Persons signing as a corporate    Signature                         Date
officer or in a fiduciary
capacity should indicate their    _________________________   __________________
title or capacity.                Signature if Held Jointly         Date